FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Olivia Snyder/Catherine Livingston, FGS Global,
212-687-8080
J. Bryant Kirkland III, Douglas Elliman Inc.
305-579-8000
DOUGLAS ELLIMAN INC. REPORTS SECOND QUARTER 2025 FINANCIAL RESULTS

Company reports 8%% year-over-year revenue growth for the six months ended June 30, 2025 with significant improvements in first-half Net Loss, Adjusted Net Loss and Adjusted EBITDA.

MIAMI, FL, July 31, 2025 - Douglas Elliman Inc. (“Douglas Elliman” or the “Company”) (NYSE: DOUG) today announced financial results for the three and six months ended June 30, 2025.

“We are encouraged by our strong momentum in the first half of the year and proud of our team’s ability to manage through this operating environment,” said Michael S. Liebowitz, Chief Executive Officer of Douglas Elliman Inc. “Our efforts are showing clear results: we grew revenue, significantly narrowed our operating losses, and improved our adjusted EBITDA performance compared to the first half of 2024. By investing in our agents and focusing on key markets, we are reinforcing our leadership in the luxury real estate market in the U.S. and globally. I am confident that our iconic brand and expanded reach will enable us to deliver even greater value for our agents, clients, and stockholders.”
Bryant Kirkland, Chief Financial Officer of Douglas Elliman, added, “We have delivered solid first half revenue, while further narrowing our operating losses compared to last year. With our leading brand and strong cash position – $136 million in cash and cash equivalents as of June 30, 2025 – we are able to continue making strategic investments in key growth areas while supporting our agents and clients, positioning Douglas Elliman for long-term value creation.”

GAAP Financial Results
Three months ended June 30, 2025
Second quarter 2025 revenues were $271.4 million, compared to revenues of $285.8 million in the second quarter of 2024. The Company recorded an operating loss of $5.5 million in the second quarter of 2025, compared to an operating loss of $3.7 million in the second quarter of 2024. Net loss attributed to Douglas Elliman in the second quarter of 2025 was $22.7 million, or $0.27 per diluted common share, compared to a net loss of $1.7 million, or $0.02 per diluted common share, in the second quarter of 2024.
Six months ended June 30, 2025
For the six months ended June 30, 2025, revenues were $524.8 million, compared to revenues of $486.0 million for the six months ended June 30, 2024. The Company recorded an operating loss of $10.9 million for the six months ended June 30, 2025, compared to an operating loss of $45.1 million for the six months ended June 30, 2024. Net loss attributed to Douglas Elliman for the six months ended June 30, 2025 was $28.7 million, or $0.34 per diluted common share, compared to a net loss of $43.1 million, or $0.52 per diluted common share, for the six months ended June 30, 2024.
Non-GAAP Financial Measures
Reconciliations of Non-GAAP financial measures to the comparable GAAP financial results for the three and six months ended June 30, 2025 and 2024 are included in Tables 2 and 3, and the last twelve months (“LTM”) ended June 30, 2025 and year ended December 31, 2024 are included in Table 2.
Three months ended June 30, 2025 compared to the three months ended June 30, 2024
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) was loss of $0.8 million for the second quarter of 2025, compared to income of $2.9 million for the second quarter of 2024.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $4.7 million, or $0.06 per diluted share, for the second quarter of 2025, compared to $0.5 million, or $0.01 per diluted share, for the second quarter of 2024.
Six months ended June 30, 2025 compared to the six months ended June 30, 2024
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) was income of $0.3 million for the six months ended June 30, 2025, compared to a loss of $14.7 million for the six months ended June 30, 2024.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $7.1 million, or $0.08 per diluted share, for the six months ended June 30, 2025, compared to $23.6 million, or $0.28 per diluted share, for the six months ended June 30, 2024.
Gross Transaction Value
For the second quarter of 2025, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $10.2 billion, compared to approximately $10.6 billion for the second quarter ended June 30, 2024. For the second quarter ended June 30, 2025, Douglas Elliman Realty, LLC reported an average price per transaction of $1.840 million.
For the six months ended June 30, 2025, Douglas Elliman Realty, LLC achieved gross transaction value of approximately $20.1 billion, compared to approximately $17.8 billion for the six months ended June 30, 2024. For the six months ended June 30, 2025, Douglas Elliman Realty, LLC reported an average price per transaction of $1.923 million. See Table 4 attached hereto for further detail on Gross Transaction Value.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $136.3 million at June 30, 2025.
Conference Call to Discuss Second Quarter 2025 Results
As previously announced, the Company will host a conference call and webcast to discuss its second quarter 2025 results on Friday, August 1, 2025 at 8:00 AM (ET). Investors may access the call via live webcast at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Second-Quarter-2025-Earnings-Call. Please join the webcast at least 10 minutes prior to the start time.
A replay of the webcast will be available shortly after the call ends on August 1, 2025 through August 14, 2025 at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Second-Quarter-2025-Earnings-Call.
Non-GAAP Financial Measures
Adjusted EBITDA attributed to Douglas Elliman, Adjusted Net Loss attributed to Douglas Elliman and financial measures for the last twelve months (“LTM”) ended June 30, 2025 (referred to as the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance.

The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess the operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income/loss)

and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income/loss, net income/loss and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 and 3 is information relating to the Company’s Non-GAAP Financial Measures for the three and six months ended June 30, 2025 and 2024, the LTM ended June 30, 2025 and the year ended December 31, 2024.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the United States with operations in New York City, Long Island, Westchester, Connecticut, New Jersey, the Hamptons, Massachusetts, Florida, California, Texas, Colorado, Nevada, Connecticut, Maryland, Virginia, Washington, D.C., Arizona, New Hampshire and Michigan. In addition, Douglas Elliman sources, uses and invests in early-stage, disruptive property technology (“PropTech”) solutions and companies and provides other real estate services, including development marketing, property management and settlement and escrow services in select markets. Additional information concerning Douglas Elliman is available on its website, investors.elliman.com.
Investors and others should note that we may post information about Douglas Elliman on our website at investors.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, X, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at investors.elliman.com and on our social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and, when filed, in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Revenues:
Commissions and other brokerage income	$258,016	$272,313	$499,159	$460,578
Property management	10,465	9,694	19,957	18,741
Other ancillary services	2,885	3,744	5,653	6,671
Total revenues	271,366	285,751	524,769	485,990

Expenses:
Real estate agent commissions	204,594	216,457	391,119	365,473
Sales and marketing	20,069	22,153	39,808	43,451
Operations and support	17,775	17,999	35,503	36,798
General and administrative	26,177	24,855	53,502	51,871
Technology	5,766	5,433	11,301	11,276
Depreciation and amortization	2,219	1,929	4,119	3,910
Litigation settlement	—	—	—	17,750
Restructuring	298	598	298	598
Operating loss	(5,532)	(3,673)	(10,881)	(45,137)

Other income (expenses):
Interest expense	(1,545)	(7)	(3,075)	(14)
Interest income	1,259	1,055	2,620	2,438
Equity in earnings (losses) from equity-method investments	199	(2)	201	(13)
Change in fair value of derivative embedded within convertible debt	(16,969)	—	(17,715)	—
Investment and other (losses) gains	(37)	1,020	(59)	629
Loss before provision for income taxes	(22,625)	(1,607)	(28,909)	(42,097)
Income tax expense	—	173	—	1,368

Net loss	(22,625)	(1,780)	(28,909)	(43,465)

Net (income) loss attributed to non-controlling interest	(48)	116	251	326

Net loss attributed to Douglas Elliman Inc.	$(22,673)	$(1,664)	$(28,658)	$(43,139)

Per basic common share:

Net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.27)	$(0.02)	$(0.34)	$(0.52)

Per diluted common share:

Net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.27)	$(0.02)	$(0.34)	$(0.52)

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2025	2024	2025	2024	2025	2024

Net loss attributed to Douglas Elliman Inc.	$(61,835)	$(76,316)	$(22,673)	$(1,664)	$(28,658)	$(43,139)
Interest expense	6,000	2,939	1,545	7	3,075	14
Interest income	(5,715)	(5,533)	(1,259)	(1,055)	(2,620)	(2,438)
Income tax (benefit) expense	(251)	1,117	—	173	—	1,368
Net (loss) income attributed to non-controlling interest	(611)	(686)	48	(116)	(251)	(326)
Depreciation and amortization	7,945	7,736	2,219	1,929	4,119	3,910
EBITDA	$(54,467)	$(70,743)	$(20,120)	$(726)	$(24,335)	$(40,611)

Equity in (earnings) losses from equity-method investments (a)	(250)	(36)	(199)	2	(201)	13
Change in fair value of derivatives embedded within convertible debt	32,693	14,978	16,969	—	17,715	—
Stock-based compensation expense	3,903	6,574	2,124	3,475	4,159	6,830
Litigation, settlement and related settlement expenses, net (b)	17,362	33,333	1,060	534	2,958	18,929
Executive employee severance and separation expenses (benefit)	1,517	2,010	(903)	—	(493)	—
Restructuring	741	1,041	298	598	298	598
Investment and other (gains) losses	(4,601)	(5,289)	37	(1,020)	59	(629)
Adjusted EBITDA	(3,102)	(18,132)	(734)	2,863	160	(14,870)
Adjusted EBITDA attributed to non-controlling interest	286	349	(115)	30	99	162
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(2,816)	$(17,783)	$(849)	$2,893	$259	$(14,708)

a.Represents equity in (earnings) losses recognized from the Company’s investments in equity method investments that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents unusual litigation expense, settlement and related expenses incurred in connection with industry-wide antitrust class action lawsuits and other matters related to employees and agents. For the year ended December 31, 2024, we incurred unusual litigation expense, settlement and related expenses, net of $33,333 with $15,583 being included in general and administrative expenses and $17,750 being included in litigation settlement expense. For the three months ended June 30, 2025, we incurred such expenses of $1,060, net of amounts recovered from insurance, and they are included in general and administrative expenses in the condensed consolidated statements of operations. For the three months ended June 30, 2024, we incurred such expenses of $534 being included in general and administrative expenses in the condensed consolidated statement of operations. For the six months ended June 30, 2025, we incurred such expenses of $2,958, net of amounts recovered from insurance, and they are included in general and administrative expenses in the condensed consolidated statements of operations. For the six months ended June 30, 2024, we incurred such expenses of $18,929 with $1,179 being included in general and administrative expenses and $17,750 being included in litigation settlement expense in the condensed consolidated statement of operations.

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET LOSS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024

Net loss attributed to Douglas Elliman Inc.	$(22,673)	$(1,664)	$(28,658)	$(43,139)

Restructuring	298	598	298	598
Change in fair value of derivatives embedded within convertible debt	16,969	—	17,715	—
Non-cash amortization of debt discount on convertible debt	548	—	1,082	—
Executive severance and separation benefit	(903)	—	(493)	—
Litigation, settlement and related settlement expenses, net	1,060	534	2,958	18,929
Total adjustments	17,972	1,132	21,560	19,527

Adjusted net loss attributed to Douglas Elliman Inc.	$(4,701)	$(532)	$(7,098)	$(23,612)

Per diluted common share:

Adjusted net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.06)	$(0.01)	$(0.08)	$(0.28)

TABLE 4
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
GROSS TRANSACTION VALUE
(Unaudited)
(Dollars in Thousands, Except for Gross Transaction Value)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2025	2024	2025	2024	2025	2024
Revenues:
Commissions and other brokerage income	$985,138	$946,557	$258,016	$272,313	$499,159	$460,578
Property management	38,001	36,785	10,465	9,694	19,957	18,741
Other ancillary services	11,267	12,285	2,885	3,744	5,653	6,671
Total revenues	$1,034,406	$995,627	$271,366	$285,751	$524,769	$485,990

Gross transaction value (in billions)	$38.6	$36.4	$10.2	$10.6	$20.1	$17.8
Total transactions	21,857	21,781	5,530	5,885	10,438	10,362